Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The provision for income taxes for continuing operations consisted of the following:

	Year Ended December 31,
	2015	2014	2013
	(In millions)
Current:
Federal	$172	$72	$67
State	8	3	—
Foreign	6	—	—
Total current	186	75	67
Deferred:
Federal	(10)	—	(25)
State	4	(2)	(6)
Foreign	(1)	—	—
Total deferred	(7)	(2)	(31)
	$179	$73	$36

A reconciliation of the U.S. federal statutory income tax rate to the combined effective income tax rate for continuing operations is as follows:

	Year Ended December 31,
	2015	2014	2013
Statutory federal tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	2.4	0.4	(0.5)
Change in unrecognized tax benefits	0.9	(0.1)	(3.7)
Nondeductible health insurer fee (HIF)	17.0	22.9	—
Nondeductible compensation	0.6	(4.1)	9.6
Nondeductible fair value of 1.125% Warrants	—	—	2.4
Other	(0.4)	(0.3)	2.0
Effective tax rate	55.5%	53.8%	44.8%

Our effective tax rate is based on expected income, statutory tax rates, and tax planning opportunities available to us in the various jurisdictions in which we operate. Significant management estimates and judgments are required in determining our effective tax rate. We are routinely under audit by federal, state, or local authorities regarding the timing and amount of deductions, nexus of income among various tax jurisdictions, and compliance with federal, state, foreign, and local tax laws.
During 2014, the Internal Revenue Service (IRS) issued final regulations related to compensation deduction limitations applicable to certain health insurance issuers. Pursuant to these final regulations, we reversed amounts treated as nondeductible in 2013 and recognized a tax benefit during 2014.
During 2015, 2014, and 2013, excess tax benefits from share-based compensation amounted to $8 million, $3 million, and $2 million, respectively. These amounts were recorded as a decrease to income taxes payable and an increase to additional paid-in capital.
Deferred tax assets and liabilities are classified as non-current. Significant components of our deferred tax assets and liabilities as of December 31, 2015 and 2014 were as follows:

	December 31,
	2015	2014
	(In millions)
Accrued expenses	$37	$13
Reserve liabilities	14	4
Other accrued medical costs	5	4
Net operating losses	7	3
Unrealized losses	2	1
Unearned premiums	21	22
Lease financing obligation	35	34
Deferred compensation	8	10
Tax credit carryover	8	8
Valuation allowance	(9)	(6)
Total deferred income tax assets, net of valuation allowance	128	93
Prepaid expenses	(9)	(6)
Depreciation and amortization	(83)	(57)
Basis in debt	(18)	(15)
Total deferred income tax liabilities	(110)	(78)
Net deferred income tax asset - long term	$18	$15

At December 31, 2015, we had state net operating loss carryforwards of $180 million, which begin expiring in 2016.
At December 31, 2015, we had California enterprise zone tax credit carryovers of $11 million, which will begin to expire in 2024, and foreign tax credit carryovers of $1 million, which expire in 2025.
We evaluate the need for a valuation allowance taking into consideration the ability to carry back and carry forward tax credits and losses, available tax planning strategies and future income, including reversal of temporary differences. We have determined that as of December 31, 2015, $9 million of deferred tax assets did not satisfy the recognition criteria due to uncertainty regarding the realization of some of our state tax operating loss and foreign tax credit carryforwards. Therefore, we increased our valuation allowance by $3 million, from $6 million at December 31, 2014, to $9 million as of December 31, 2015.
We recognize tax benefits only if the tax position is more likely than not to be sustained. We are subject to income taxes in the United States, Puerto Rico, and numerous state jurisdictions. Significant judgment is required in evaluating our tax positions and determining our provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. We establish reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when we believe that certain positions might be challenged despite our belief that our tax return positions are fully supportable. We adjust these reserves in light of changing facts and circumstances, such as the outcome of tax audits. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.
The roll forward of our unrecognized tax benefits is as follows:

	Year Ended December 31,
	2015	2014	2013
	(In millions)
Gross unrecognized tax benefits at beginning of period	$(3)	$(8)	$(11)
Increases in tax positions for current year	(1)	—	—
Increases in tax positions for prior years	(5)	(1)	(2)
Decreases in tax positions for prior years	—	—	5
Settlements	—	6	—
Gross unrecognized tax benefits at end of period	$(9)	$(3)	$(8)

The total amount of unrecognized tax benefits at December 31, 2015, 2014 and 2013 that, if recognized, would affect the effective tax rates is $7 million, $2 million and $6 million, respectively. We expect that during the next 12 months it is reasonably possible that unrecognized tax benefit liabilities may decrease by as much as $1 million due to the normal expiration of statutes of limitation.
Our continuing practice is to recognize interest and/or penalties related to unrecognized tax benefits in income tax expense. Amounts accrued for the payment of interest and penalties as of December 31, 2015, and 2014 were insignificant.
We are under examination by the IRS for calendar year 2011 and may be subject to examination for calendar years 2012 through 2014. We are under examination, or may be subject to examination, in Puerto Rico and certain state and local jurisdictions, with the major state jurisdictions being California, Utah, and Michigan, for the years 2010 through 2014.